Robinhood Ventures Fund I
Schedule of Investments (Unaudited)
June 30, 2026

Security (a)	Shares	Acquisition Date	Cost	Fair Value
Common Stock in Public Companies 1.3%
Industrials 1.3%
Space Exploration Technologies Corp (Class A Common Stock) (b)(c)	50,000		$6,750,000	$8,543,000
Total Common Stock in Public Companies			6,750,000	8,543,000

Common Stock in Private Companies 28.3%
Information Technology 14.7%
Canva, Inc. (Class A Common Stock) (b)(c)(d)(e)	15,187	6/24/2026	24,999,928	24,999,928
OpenAI Group PBC (Class A Common Stock) (b)(c)(d)(e)	109,059	4/17/2026	74,998,784	74,998,784
			99,998,712	99,998,712
Financials 13.6%
Ramp Business Corporation (Class A Common Stock) (b)(c)(d)(e)	115,402	11/25/2025	10,386,180	13,848,240
Revolut Group Holdings Ltd (United Kingdom) (Ordinary Shares) (b)(c)(d)(e)	35,635	1/29/2026	50,248,749	49,816,304
Stripe Global Holdings Inc. (Class B Common Stock) (b)(c)(d)(e)	468,842	2/13/2026	29,582,630	29,537,046
			90,217,559	93,201,590
Total Common Stock in Private Companies			190,216,271	193,200,302

Preferred Stock in Private Companies 38.6%
Consumer Discretionary 3.6%
Oura Inc. (Series E Preferred Stock) (b)(c)(d)(e)	466,679	12/19/2025	24,999,994	24,813,322

Financials 7.6%
Airwallex (Cayman) Limited (Series G Preferred Stock) (b)(c)(d)(e)(f)	1,173,709	11/21/2025	25,000,002	32,077,467
Ramp Business Corporation (Series E-3 Preferred Stock) (b)(c)(d)(e)	162,375	11/21/2025	14,613,750	19,485,000
			39,613,752	51,562,467
Industrials 4.0%
Boom Technology, Inc. (Series B-1 Preferred Stock) (b)(c)(d)(e)	20,901,262	12/2/2025	25,000,000	26,962,628

Information Technology 23.4%
Databricks, Inc. (Series K Preferred Stock) (b)(c)(d)(e)	166,666	10/31/2025	24,999,900	33,589,866
Databricks, Inc. (Series L Preferred Stock) (b)(c)(d)(e)	263,157	12/16/2025	49,999,830	53,036,662
Eleven Labs Inc. (Series D-1 Preferred Stock) (b)(c)(d)(e)	369,156	3/12/2026	19,999,971	20,000,872
Mercor.io Corporation (Series C Preferred Stock) (b)(c)(d)(e)	70,050	10/10/2025	49,999,308	53,448,150
			144,999,009	160,075,550
Total Preferred Stock in Private Companies			234,612,755	263,413,967

Money Market Funds 32.3%
First American Government Obligations Fund Class X, 3.58% (g)	220,087,936		220,087,936	220,087,936

Total Investments 100.5%			$651,666,962	$685,245,205
Liabilities less other Assets (0.5)%				(3,476,315)
Net Assets 100.0%				$681,768,890

(a) Percentages are stated as a percent of net assets.
(b) Investment is a non-controlled, non-affiliated investment as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act classifies investments based on the level of control that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be "non-controlled" when the Fund owns 25% or less of the portfolio company's voting securities and "controlled" when the Fund owns more than 25% of the portfolio company's voting securities and/or has the power to exercise control over the management or policies of such portfolio company. The 1940 Act also classifies investments further based on the level of ownership that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as "non-affiliated" when the Fund owns less than 5% of a portfolio company's voting securities and "affiliated" when the Fund owns 5% or more of a portfolio company's voting securities (and is not otherwise "controlled"). Except as otherwise indicated, the portfolio company operates in the United States.

(c) Non-income producing security.
(d) Fair Value level 3 securities were determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as
Valuation Designee.

(e) Restricted investments as to resale. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued according to the Fund's written valuation procedures and as determined in good faith by the Adviser under the oversight of the Board. The Fund may receive more or less than this valuation in an actual sale and that difference could be material. As of June 30, 2026, there is no expected date for such restrictions to be removed for the Fund's restricted securities. The aggregate value of all restricted securities is $456.6 million, which totals 67.0% of net assets.

(f) This portfolio company is incorporated in the Cayman Islands, but has operations in Singapore and United States.
(g) Represents 7-day effective yield as of June 30, 2026.

See Notes to Schedule of Investments

Robinhood Ventures Fund I
Notes to Schedule of Investments (Unaudited)
June 30, 2026

All Fund investments will be recorded and reported at fair value in accordance with the principles of U.S. GAAP, ASC 820 (Fair Value Measurement).
The Fund values its portfolio securities based on the market value of each respective security when reliable market quotations are “readily available” for those securities. Given the Fund’s investment strategy of investing primarily in the form of equity securities that are not publicly traded, the fair value of many of the Fund’s investments may not be readily determinable. The Fund will value such securities at fair value according to written valuation procedures that have been approved by the Fund’s Board of Trustees (the “Board”) and as determined in good faith by the Adviser, which has been appointed "Valuation Designee" by the Fund's Board, under the oversight of the Board. The Fund will use those fair values in calculating its net asset value ("NAV").
ASC 820 was created to establish a framework for measuring fair value through the use of certain methods and inputs and shall be used by the Adviser in combination with the directives of Rule 2a-5 of the 1940 Act. ASC 820 defines fair value as the price of an asset that one would observe in an orderly purchase and sale transaction between market participants at a specific point in time. Data inputs used to perform a valuation are categorized as follows:
Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – quoted prices for similar assets and liabilities in an active market, quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 – unobservable inputs that are significant to the fair value of the assets or liabilities.
The availability of observable inputs can vary and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics of the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing those securities.
The Fund’s investments will be fair valued on a quarterly basis and the Fund will calculate its NAV as of the close of each business quarter. Fluctuations in an investment’s fair value may be caused by volatility in economic conditions, among other factors.
The following table summarizes the levels within the fair value hierarchy for the Fund’s assets measured at fair value as of June 30, 2026:

Asset Valuation Inputs
Investments:	Level 1	Level 2	Level 3	Total
Common Stock in Public Companies	$8,543,000	$—	$—	$8,543,000
Common Stock in Private Companies	—	—	193,200,302	193,200,302
Preferred Stock in Private Companies	—	—	263,413,967	263,413,967
Money Market Funds	220,087,936	—	—	220,087,936
Total Investments	$228,630,936	$—	$456,614,269	$685,245,205

The changes in fair value of investments and liabilities for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Level 3 Rollforward Table

	Common Stock in Private Companies	Preferred Stock in Private Companies	Total
Balance as of March 31, 2026	$75,212,575	$241,279,394	$316,491,969
Change in unrealized appreciation on investments	2,984,030	22,134,573	25,118,603
Net realized gain on investments	—	—	—
Purchase of investments	115,003,697	—	115,003,697
Sale of investments	—	—	—
Transfer into level 3	—	—	—
Transfer out of level 3	—	—	—
Balance as of June 30, 2026	$193,200,302	$263,413,967	$456,614,269
Change in unrealized appreciation during the period for level 3 investments held at June 30, 2026	$2,984,030	$22,134,573	$25,118,603

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of June 30, 2026:

Investment in Securities	Fair Value as of June 30, 2026	Valuation Approach	Unobservable Inputs	Impact to Valuation from an Increase to Input	Range	Weighted Average
Common Stock in Private Companies	$193,200,302	Market Approach	Precedent Transaction	Increase	N/A	N/A
			Market Movement	Increase	(0.37%) - (0.37%)	(0.37)%
Preferred Stock in Private Companies	263,413,967	Market Approach	Precedent Transaction	Increase	N/A	N/A
			Market Movement	Increase	(0.74%) - 7.76%	5.66%